                                                                   EXHIBIT 10.13


                             WADDELL & REED, INC.



                         CAREER FIELD RETIREMENT PLAN



                      (AS AMENDED AND RESTATED EFFECTIVE
                            AS OF JANUARY 1, 1989)

                             Waddell & Reed, Inc.
                         Career Field Retirement Plan

                               TABLE OF CONTENTS
                               -----------------

ARTICLE                                                   PAGE
-------                                                   ----

   I  INTRODUCTION
      ------------

        1.01.   Amendment of Prior Plan                    1-1
        1.02.   Plan and Trust intended to qualify         1-1
        1.03.   Return of contribution                     1-1

  II  DEFINITIONS
      -----------

        2.01.   "Absence from Service"                     2-1
        2.02.   "Administrator"                            2-1
        2.03.   "Affiliated Company"                       2-1
        2.04.   "Annual Addition"                          2-1
        2.05.   "Basic Earnings"                           2-1 - 2-2
        2.06.   "Beneficiary"                              2-2
        2.07.   "Board of Directors"                       2-2
        2.08.   "Code"                                     2-2
        2.09.   "Company"                                  2-2
        2.10.   "Effective Date"                           2-2
        2.11.   "Eligible Employee"                        2-2
        2.12.   "Employee"                                 2-3
        2.13.   "Employee Credits"                         2-3
        2.14.   "Employer"                                 2-3
        2.15.   "Employment Commencement Date"             2-3
        2.16.   "ERISA"                                    2-3
        2.17.   "Hour of Service"                          2-3
        2.18.   "Installment Account"                      2-3
        2.19.   "Leave of Absence"                         2-3
        2.20.   "Limitation Year"                          2-3
        2.21.   "Net Profits"                              2-3 - 2-4
        2.22.   "One Year Period of Severance"             2-4
        2.23.   "Participant"                              2-4
        2.24.   "Participating Employer"                   2-4
        2.25.   "Participating Employer Credits"           2-4
        2.26.   "Period of Service"                        2-4
        2.27.   "Period of Severance"                      2-4
        2.28.   "Plan"                                     2-4
        2.29.   "Plan Year"                                2-5
        2.30.   "Prior Plan"                               2-5
        2.31.   "Reemployment Commencement Date"           2-5
        2.32.   "Severance from Service Date"              2-5
        2.33.   "Share of the Trust Fund"                  2-5
        2.34.   "Substantial Period of Severance"          2-5
        2.35.   "Trust"                                    2-5

ARTICLE                                                   PAGE
-------                                                   ----

  II  DEFINITIONS (Cont'd.)
      ---------------------

        2.36.   "Trust Fund"                               2-5
        2.37.   "Trustee"                                  2-6
        2.38.   "Valuation Date"                           2-6
        2.39.   "Vesting Service"                          2-6
        2.40.   "Qualified Joint and Survivor Annuity"     2-6
        2.41.   "Spouse"                                   2-6
        2.42.   Qualified Domestic Relations Order         2-6 - 2-7
        2.43.   Qualified Pre-retirement Survivor Annuity  2-7 - 2-8

 III  ADMINISTRATION
      --------------

        3.01.   Administrator                              3-1
        3.02.   Powers of Administrator                    3-1 - 3-2
        3.03.   Examination of records                     3-2
        3.04.   Nondiscriminatory exercise of authority    3-2
        3.05.   Reliance on tables, etc.                   3-2
        3.06.   Named fiduciary                            3-2
        3.07.   Claims and review procedure                3-2 - 3-3
        3.08.   Notice to interested parties               3-3
        3.09.   Indemnification of Administrator           3-4

  IV  PARTICIPATION
      -------------

        4.01.   Date of participation                      4-1
        4.02.   Cessation of participation                 4-1
        4.03.   Reemployment of a Participant              4-1

   V  PARTICIPATING EMPLOYER CONTRIBUTIONS
      ------------------------------------

        5.01.   Amount of Participating Employer
                  contributions                            5-1
        5.02.   Eligible Employees sharing in
                  Participating Employer contributions     5-1
        5.03.   Time of making Participating
                  Employer contributions                   5-1
        5.04.   Advice to Trustee if contributions
                  not to be made                           5-2

  VI  CONTRIBUTIONS BY PARTICIPANTS
      -----------------------------

        6.01.   Amount of Participant Contributions        6-1
        6.02.   Method of Making participant
                  contributions                            6-1
        6.03.   Withdrawal of participant contributions    6-1 - 6-2

 VII  PARTICIPANTS ACCOUNTS
      ---------------------

        7.01.   Individual accounts                        7-1
        7.02.   Order of adjustments to accounts           7-1

ARTICLE                                                   PAGE
-------                                                   ----

 VII  PARTICIPANTS' ACCOUNTS (Cont'd.)
      --------------------------------

        7.03.   Adjustment for income, expenses
                  gain or loss                             7-1 - 7-2
        7.04.   Crediting of Participating Employer
                  contributions                            7-2
        7.05.   Crediting of Participant contributions     7-2
        7.06.   Limitations                                7-2
        7.07.   Report to Participants                     7-2

VIII  RIGHTS TO BENEFITS
      ------------------

        8.01.   Normal retirement                          8-1
        8.02.   Disability retirement                      8-1 - 8-2
        8.03.   Death                                      8-2 - 8-3 - 8-4 - 8-5
        8.04.   Other termination of employment            8-5 - 8-6 - 8-7 - 8-8
        8.05.   Forfeitures                                8-8
        8.06.   Separate account                           8-8
        8.07.   Treatment of certain participants          8-9

  IX  DISTRIBUTION OF BENEFITS
      ------------------------

        9.01.   Methods of making distributions            9-1 - 9-2 - 9-3
        9.02.   Notice to Trustee                          9-3 - 9-4
        9.03.   Distributions in installments              9-4
        9.04.   Direct rollovers                           9-4 - 9-5

   X  FUNDING OF THE PLAN
      -------------------

        10.01.  Maintenance of the Trust Fund              10-1
        10.02.  Investment of Trust Fund                   10-1

  XI  AMENDMENT AND TERMINATION
      -------------------------

        11.01.  Amendment                                  11-1
        11.02.  Termination                                11-1
        11.03.  Distributions upon termination of the Plan 11-2
        11.04.  Merger of consolidation of Plan;
                  transfer of Plan assets                  11-2

 XII  MISCELLANEOUS
      -------------

        12.01.  Limitation of rights                       12-1
        12.02.  Nonalienability of benefits                12-1
        12.03.  Governing law                              12-1

Article 1.  Introduction.
            ------------

     1.01.  Amendment of Prior Plan.   Pursuant to the provisions of Article IX
            -----------------------
of the Waddell & Reed, Inc. Profit-Sharing Plan, Waddell & Reed, Inc. amended, restated and continued said Plan, effective January 1, 1978, by striking out the provisions thereof and by substituting therefor the provisions of the Waddell & Reed, Inc. Career Field Retirement Plan. Effective January 1, 1989, Waddell & Reed, Inc. hereby amends and restates the Waddell & Reed, Inc. Career Field Retirement Plan as hereinafter set forth.

     1.02.  Plan and Trust intended to qualify.  This Plan and the Trust forming
            ----------------------------------
a part hereof are intended to qualify under section 401 (a) of the Code.

     1.03.  Return of contribution.  If a contribution by a Participating
            ----------------------
Employer to the Trust is (i) made by reason of a good faith mistake of fact, or
(ii) believed by the Participating Employer in good faith to be deductible under section 404 of the Code, but the deduction is disallowed, the Trustee will, upon request by the Participating Employer making such contribution, return to such Participating Employer the excess of the amount contributed over the amount, if any, that would have been contributed had there not occurred a mistake of fact or a mistake in determining the deduction. Such excess will be reduced by amounts attributable thereto which have been credited to the accounts of Participants who have since received distributions from the Trust, except to the extent such amounts continue to be credited to such Participants' accounts at the time the excess is returned to the Participating Employer. Such excess will also be reduced by the losses of the Trust attributable thereto, if and to the extent such losses exceed the gains and income attributable thereto. In no event will the return of a contribution hereunder cause the balance of the individual account of any participant to be reduced to less than the balance which would have been credited to the account had the mistaken or nondeductible amount not been contributed. No return of a contribution hereunder may be made more than one year after the mistaken payment of the contribution, or disallowance of the deduction, as the case may be.

                                      1-1

Article II.  Definitions.
             -----------
     Wherever used herein, the following terms have the following meanings unless a different meaning is clearly required by context:

     2.01. "Absence from Service" means, in the case of each Employee, a period of absence from service with the Employer for any reason other than a quit, discharge, retirement or death, such as vacation, holiday, layoff, disability or leave of absence.

     2.02. "Administrator" means the Company or other person (including a committee) appointed to administer the Plan in accordance with Article III.

     2.03. "Affiliated Company" means which is a member of a controlled group of corporations (as defined in section 414(b) of the (i) any corporation (other
Code) with the Company; (ii) any trade or business (other than the Company), whether or not than the Company) incorporated, which is under common control (as defined in section 414(c) of the Code) with the Company, (iii) a member of an "affiliated service group" (as defined in section 414(m) of the Code) which includes the Company; or (iv) any other entity required to be aggregated with the Company under section 414(o) of the Code.

     2.04. "Annual Addition" means, following amounts allocated to the account of the Participant for the Limitation Year: (a) in the case of any Company or Affiliated Company contributions; (b) Participant contributions; (c) forfeitures; and Participant, the sum of the (d) amounts described in section 415(l)(1) and 419A(d)(2) of the Code. Notwithstanding the foregoing, Annual Addition shall not include amounts attributable to rollover contributions or trust to trust transfers.

     2.05. "Basic Earnings" means the commissions (including guaranteed commissions) and bonuses received by an Eligible Employee from a Participating Employer during the Plan Year of reference, for services rendered while a Participant, but only to the extent that such commissions and bonuses are in excess of the minimum Basic Earnings and not in excess of the maximum Basic Earnings, as set forth in the following schedule:

                                      2-1

      Calendar Year       Minimum Basic Earnings  Maximum Basic Earnings
      -------------       ----------------------  ----------------------
          1978                     6,000                  52,000
          1979                     7,000                  54,000
          1980                     8,000                  56,000
          1981                     9,000                  58,000
      1982 and thereafter         10,000                  60,000


Notwithstanding any Plan provision to the contrary, the Basic Earnings taken into account for Plan purposes for any Plan Year beginning after December 31, 1993 shall not exceed $150,000 (or such adjusted amount as may be prescribed for such Plan Year pursuant to Code Section 401(a)(17)).

     2.06.  "Beneficiary" means the person or persons entitled under Section
8.04 to receive benefits under the Plan upon the death of the Participant.

     2.07. "Board of Directors" means the Board of Directors of the Company. The Board of Directors may designate a person or persons (including a committee) to carry out any fiduciary responsibilities of the Company or the Board under the Plan, any such designation to be made in accordance with Section 405 of ERISA.

     2.08. "Code" means the Internal Revenue Code of 1986, as amended from time to time. Reference to any section or subsection of the Code includes reference to any comparable or succeeding provisions of any legislation which amends, supplements or replaces such section or subsection.

     2.09. "Company" means Waddell & Reed, Inc., a Massachusetts corporation, and any successor to all or a major portion of its assets or business which assumes the obligations of the Company.

     2.10.  "Effective Date" means August 31, 1951.

     2.11. "Eligible Employee" means any Employee employed by a Participating Employer as a division sales manager or an associate division sales manager other than a leased employee within the meaning of section 414(n)(2) of the Code.

                                      2-2

     2.12. "Employee" means any individual employed by an Employer, including employees within the meaning of section 414(n)(2) of the Code.

     2.13. "Employee Credits" means that portion of a Participant's Share of the Trust Fund which is attributable to his own contributions and earnings thereon.

     2.14.  "Employer" means the Company and all Affiliated Companies.

     2.15. "Employment Commencement Date" means, in the case of each Employee, the date on which he first performs an Hour of Service, or, in the case of an Employee who has a Substantial Period of Severance, the date on which he first performs an Hour of Service after such Period of Severance.

     2.16. "ERISA" means the Employee Retirement Income Security Act of 1974, as from time to time amended, and any successor statute or statutes of similar import.

     2.17. "Hour of Service" means an hour for which an Employee is paid, or entitled to payment, for the performance of duties for the Employer, such hour to be credited for the period in which the duties were performed. Hours of Service under this Section shall be calculated and credited pursuant to section 2530-200b-2 of the Department of Labor Regulations which are incorporated herein by this reference.

     2.18. "Installment Account" means the account provided for in Section 9.03 in which are held certain amounts distributable in installments to a Participant or his Beneficiary.

     2.19. "Leave of Absence" means, in the case of any Employee or Participant, a period of absence on leave from active employment with an Employer granted by the Employer for illness, accident, pregnancy or other reason (including service in the armed forces of the United States). Any leave of absence will be granted under uniform rules administered in a nondiscriminatory manner so that Employees who are similarly situated will be similarly treated.

     2.20.  "Limitation Year' means the Plan Year.

     2.21. "Net Profits" means the profits of a Participating Employer for any Plan Year after all expenses and charges other than (i) the contributions to the Trust and (ii) federal and

                                      2-3
state taxes based on or measured by income, as shown on the books of the Participating Employer and computed in accordance with regularly accepted accounting practice. When the amount of Net Profits for any Plan Year has been determined by the Participating Employer, such amount will be final for purposes of the Plan and will not be subject to change by reason of any adjustments in income required by the Internal Revenue Service or otherwise.

     2.22. "One Year Period of Severance" means, in the case of any Employee, a Period of Severance of 12 consecutive months beginning on his Severance from Service Date.

     2.23. "Participant" means each person who participates in the Plan in accordance with Article IV hereof.

     2.24. "Participating Employer" means (i) the Company and (ii) any Affiliated Company which has adopted the Plan with the approval of the Company.

     2.25. "Participating Employer Credits" means that portion of a Participant's Share of the Trust Fund which is attributable to contributions by any Participating Employer and earnings thereon.

     2.26. "Period of Service" means, in the case of each Employee, (a) the period of time, expressed in days, commencing on his Employment Commencement Date or Reemployment Commencement Date, whichever is applicable, and ending on his Severance from Service Date and (b) any Period of Severance which ends within 12 months after (1) in the case in which the Period of Severance began prior to an Absence from Service, the Severance from Service Date and (2) in the case in which the Period of Severance began during or following an Absence from Service, the date on which such Absence began.

     2.27. "Period of Severance" means, in the case of each Employee, a 12 consecutive month period commencing on his Severance from Service Date and during which the Employee does not perform an Hour of Service for the Employer.

     2.28. "Plan" means the Waddell & Reed, Inc. Career Field Retirement Plan as set forth herein, together with any and all amendments and supplements hereto.

                                      2-4

     2.29. "Plan Year" means the Company's taxable year for federal income tax purposes.

     2.30. "Prior Plan" means the Waddell & Reed, Inc. Profit-Sharing Plan, as from time to time in effect prior to the Effective Date.

     2.31. "Reemployment Commencement Date" means, in the case of each Employee, the date on which he first performs an Hour of Service following any Period of Severance which is not included in a Period of Service.

     2.32. "Severance from Service Date" means, in the case of each Employee, the earlier of:
            (i)  the date on which he quits, retires, is discharged, or dies, or
            (ii) the date, determined by the Administrator in accordance with uniformly applied rules established by the Employer, which is at least 12 months after the date on which an Absence from Service began.

     2.33. "Share of the Trust Fund" means, in the case of each Participant, that portion of the Trust's assets which is allocated to the account of the Participant in accordance with Article VII of the Plan.

     2.34. "Substantial Period of Severance" means, in the case of any Employee or Participant who has no vested right in any portion of his Participating Employer Credits, a Period of Severance of at least 12 consecutive months which equals or exceeds his Vesting Service prior to such Substantial Period of Severance. Such Vesting Service prior to such Substantial Period of Severance will be deemed not to include any such Service disregarded under the preceding sentence by reason of any prior Substantial Period of Severance.

     2.35. "Trust" means the trust or trusts forming part of the Plan and established under an agreement or agreements between the Company and such bank or banks as shall be selected by the Company from time to time.

     2.36. "Trust Fund" means the property held in trust by the Trustee for the accounts of Participants and their beneficiaries.

                                      2-5

     2.37. "Trustee" means the period or persons named as Trustee in the Trust, any successor trustee or trustees, and any additional trustee or trustees.

     2.38.  "Valuation Date" means the last business day of each calendar month.

     2.39. "Vesting Service" means, with respect to any Employee, the sum of his Periods of Service, excluding from such sum:
            (a) any Periods of Service which would have been disregarded under the rules of the Prior Plan relating to breaks in service, as such rules were in effect from time to time prior to January 1, 1976;
            (b) any Periods of Service prior to a Substantial Period of Severance; and
            (c) in the case of a Participant who has a One Year Period of Severance and who later returns to the employ of an Employer, for purposes of determining the nonforfeitable percentage of his Participating Employer Credits as of his Severance from Service Date relating to such period of Severance, any Periods of Service after such One Year Period of Severance.

     A pronoun in the masculine gender includes the feminine gender unless the context clearly indicates otherwise.

     2.40. "Qualified Joint and Survivor Annuity" shall mean an annuity for the life of the Participant with a survivor annuity for the life of the spouse of the Participant which is one-half of the amount of the annuity payable during the life of the Participant.

     2.41. "Spouse" shall mean the person married to the Participant on the date on which the Participant retires, dies before retiring, or begins to receive retirement benefits after becoming permanently disabled as defined in section 8.02 of this Plan.

     2.42. "Qualified Domestic Relations Order" shall mean any judgment, decree or order relating to the provision of child support, alimony payments or marital property rights to a former spouse, child or other dependent of a Participant and is made pursuant to a state domestic relations law and which the Plan Administrator determines creates or recognizes the existence of an alternate payee's right to, or assigns to an alternate payee the right to receive

                                      2-6
all or a portion of the benefits payable with respect to a Participant under the Plan. Such Qualified Domestic Relations Order also must clearly specify the name and current or last known mailing address of the Participant and each alternate payee covered by the Order, the amount or percentage of the Participant's benefits to be paid by the Plan to each such alternate payee, or the manner in which such amount is to be determined, the number of payments or period to which such order applies and any other information which may be required by law or the Plan Administrator. An order shall not be determined by the Plan Administrator to be a Qualified Domestic Relations Order if it required a plan to provide any type or form of benefit, or any option, not otherwise provided under the Plan (other than an order which requires that payment of benefits be made to an alternate payee on or after the date the Participant would have attained the earliest retirement age under the Plan as if the Participant had retired on the date such payment is to begin under the order and in any form in which such benefits may be paid under the Plan to the Participant), requires the Plan to increase benefits and requires the payment of benefits to an alternate payee which is required to be paid to another alternate payee under another order previously determined by the Plan Administrator to be a Qualified Domestic Relations Order.

     2.43. "Qualified Pre-retirement Survivor Annuity" shall mean a survivor annuity for the life of the surviving spouse of the Participant if the payments to the surviving spouse under such annuity are no less than the actuarial equivalent of the amounts which would be payable as a survivor annuity under the qualified joint and 50% survivor annuity provided under the Plan, if:
            (a) In the case of a Participant who dies after the date on which he would have attained the earliest retirement age, such Participant had retired with an immediate qualified joint and 50% survivor annuity on the day before his date of death, or
            (b) In the case of a Participant who dies on or before the date on which he would have attained the earliest retirement age under the Plan, such Participant had

                                      2-7

            (i)   separated from service on the date of death,
            (ii)  survived to the earliest retirement age,
            (iii) retired with an immediate qualified joint and survivor annuity at the earliest retirement age and
            (iv) died on the day after the day on which such Participant would have attained the earliest retirement age under the Plan.

                                      2-8

Article III.  Administration.
              --------------

     3.01.  Administrator.  The Plan will be administered by the Company or by
            -------------
any person, including a committee consisting of at least three individuals, but not more than five, appointed from time to time by the Board of Directors to serve at its pleasure. Participants may be appointed to serve as Administrator in the discretion of the Board of Directors. Except as may be directed by the Company, no person serving as Administrator will receive any compensation for his services as Administrator.

     If a committee is appointed to serve as Administrator, it will act by majority vote. If at any time a majority of the individuals serving on such committee and eligible to vote are unable to agree, or it there is only one such individual, any action required of the committee will be taken by the Board of Directors and its decision will be final. An individual serving on such committee who is a Participant will not vote or act on any matter relating solely to himself.

     3.02.  Powers of Administration. The Administrator will have full power to
            ------------------------
administer the Plan in all of its details, subject, however, to the requirements of ERISA. For this purpose the Administrator's power will include, but will not be limited to, the following authority:
            (a) to make and enforce such rules and regulations as it deems necessary or proper for the efficient administration of the Plan;
            (b) to interpret the Plan, in its discretion, its interpretation thereof in good faith to be final and conclusive on all Employees, former Employees, Participants, former Participants and Beneficiaries;
            (c) to decide all questions concerning the Plan and the eligibility of any person to participate in the Plan;
            (d) to compute the amount of benefits which will be payable to any Participant, former Participant, or Beneficiary in accordance with the provisions of the Plan, and to determine the person or persons to whom such benefits will be paid;
            (e) to authorize the payment of benefits;

                                      3-1

            (f) to appoint such agents, counsel, accountants, and consultants as may be required to assist in administering the Plan: and
            (g) by written instrument, to allocate and delegate its fiduciary responsibilities in accordance with Section 405 of ERISA.

     3.03.  Examination of records. The Administrator will make available to
            ----------------------
each Participant such of its records as pertain to him, for examination at reasonable times during normal business hours.

     3.04.  Nondiscriminatory exercise of authority.  Whenever, in the
            ---------------------------------------
administration of the Plan, any discretionary action by the Administrator is required, the Administrator shall exercise his authority in a nondiscriminatory manner so that all persons similarly situated will receive substantially the same treatment.

     3.05.  Reliance on tables, etc.  In administering the Plan, the
            -----------------------
Administrator will be entitled, to the extent permitted by law, to rely conclusively on all tables, valuations, certificates, opinions and reports which are furnished by any accountant, trustee, counsel or other expert who is employed or engaged by the Administrator.

     3.06.  Named fiduciary. The Administrator will be a "named fiduciary" for
            ---------------
purposes of Section 402(a)(1) of ERISA with authority to control and manage the operation and administration of the Plan, and will be responsible for complying with all of the reporting and disclosure requirements of Part 1 of Subtitle B of Title I of ERISA.

     3.07.  Claims and review procedures.
            ----------------------------
            (a) Claims procedures.  If any person believes he is being denied
                -----------------
any rights or benefits under the Plan, such person may file a claim in writing with the Administrator. If any such claim is wholly or partially denied, the Administrator will notify such person of its decision in writing. Such notification will contain (i) specific reasons for the denial, (ii) specific reference to pertinent plan provisions, (iii) a description of any additional material or information necessary for such person to perfect such claim and an explanation of why such material or

                                      3-2
information is necessary and (iv) information as to the steps to be taken if the person wishes to submit a request for review. Such notification will be given within 90 days after the claim is received by the Administrator (or within 180 days, if special circumstances require an extension of time for processing the claim, and if written notice of such extension and circumstances is given to such person within the initial 90 day period). If such notification is not given within such period, the claim will be considered denied as of the last day of such period and such person may request a review of his claim.

     (b) Review procedure.  Within 60 days after the date on which a person
         ----------------
receives a written notice of a denied claim (or if applicable, within 60 days after the date on which such denial is considered to have occurred) such person (or his duly authorized representative) may (i) file a written request with the Administrator for a review of his denied claim and of pertinent documents and
(ii) submit written issues and comments to the Administrator. The Administrator will notify such person of its decision in writing. Such notification will be written in a manner calculated to be understood by such person and will contain specific reasons for the decision as well as specific references to pertinent plan provisions. The decision on review will be made 60 days after the request for review is received by the Administrator (or within 120 days, if special circumstances require an extension of time for processing the request, such as an election by the Administrator to hold a hearing, and if written notice of such extension and circumstances is given to such person within the initial 60 day period). If the decision on review is not made within such period, the claim will be considered denied.

     3.08.  Notice to interested parties.  If a request is made for a
            ----------------------------
determination by the Internal Revenue Service that the Plan or Trust qualifies under Section 401 or 501 of the Code, the Administrator will give notice of such request. at the time and in the manner required by Treasury Regulations, to each Employee who qualifies under such regulations as an interested Party with respect to such request.

                                      3-3

     3.09.  Indemnification of Administrator.  The Company agrees to indemnify
            --------------------------------
and defend to the fullest extent of the law any Employee or former Employee who in good faith serves or has served in the capacity of Administrator against any liabilities, damages, costs and expenses occasioned by his having occupied a fiduciary position in connection with the Plan.


                                      3-4

Article IV.  Participation.
             -------------

     4.01.  Date of participation.  Any Employee who was a participant in the
            ---------------------
Prior Plan on the Effective Date and who had a Share of the Trust Fund on the Effective Date subject to Section 4.02, continued to be a Participant. Any other individual became a Participant on the later of (i) the Effective Date and
(ii) the date on which he became an Eligible Employee. Notwithstanding the foregoing provisions of this Section 4.01, no individual became or may become a Participant after December 31, 1979.

     4.02.  Cessation of participation.  A participant will cease to be a
            --------------------------
participant as of the later of (i) the date on which he ceases to be an Eligible Employee and (ii) the date on which he ceases to have a Share of the Trust Fund.

     4.03.  Reemployment of a Participant. If a Participant has a Severance from
            -----------------------------
Service Date and he thereafter returns to the employ of a Participating Employer as an Eligible Employee, no distributions will be made to him while he continues to be an Employee. Prior to December 31, 1979, such Participant again became a Participant on his Reemployment Commencement Date.

                                      4-1

Article V.  Participating Employer Contribution.
            -----------------------------------

     5.01.  Amount of Participating Employer contributions.  Prior to December
            ----------------------------------------------
31, 1979, each Participating Employer contributed to the Trust for each Plan Year that amount of its Net Profits for such Plan Year, or its accumulated earnings and profits, as designated by its board of directors; provided, however, in no event did a Participating Employer's contribution for any Plan Year exceed 7 percent of the aggregate Basic Earnings for such Year of the Eligible Employees employed by it who were entitled to share in such contribution pursuant to Section 5.02. Furthermore, a Participating Employer contribution could not be in an amount which would cause the Annual Addition for any Participant to exceed the amount permitted under Section 7.06. Notwithstanding the foregoing provisions of this Section 5.01, no Participating Employer contributions, other than amounts which are treated as Participating Employer contributions under Section 8.05, will be made to the Trust for any Plan Year beginning after December 31, 1979.

     5.02.  Eligible Employees sharing in Participating Employer contributions.
            ------------------------------------------------------------------
Prior to December 31, 1979, an Eligible Employee was entitled to share in the contribution of his Participating Employer for a Plan Year if (a) he was a Participant and an Eligible Employee on the last business day of such Plan Year and (b) he had Basic Earnings for such Year; provided, however, no such contribution was allocated to any Participant for a Plan Year if he had attained age 65 prior to the last day of the Plan Year.

     5.03.  Time of making Participating Employer contributions.  Each
            ---------------------------------------------------
Participating Employer was to pay its contribution for each Plan Year directly to the Trustee not later than the time prescribed by law (including extensions thereof) for filing its federal income tax return for its taxable year ending with such Plan Year. The amount of each Participating Employer's contribution was to be based on the best information available at the time the contribution was made and any contribution so made was to be final, except as hereinafter provided.

                                      5-1

     5.04.  Advice to Trustee if contribution not to made.  Each Participating
            ---------------------------------------------
Employer was to promptly advise the Trustee if no contribution was to be made for any Plan Year. The Trustee was to have no authority or responsibility to inquire into the correctness of the amounts contributed and paid over to the Trustee, or to determine whether any contribution was payable under this Article V.

                                      5-2

Article VI.  Contributions by Participants.
             -----------------------------

     6.01.  Amount of Participant contributions.  No contributions were or are
            -----------------------------------
required of Participants. However, prior to December 31, 1979, any Participant who was an Eligible Employee and who had not attained age 65, and whose account had been credited with at least one Participating Employer contribution could, at his option, subject to the provisions of Section 7.06, make cash contributions to the Trust in any Plan Year. However, the amount of such cash contributions in any Plan Year could not exceed the excess of (a) ten percent of his total remuneration from Participating Employers for all Plan Years since he became a Participant over (b) the aggregate amount of contributions made by the Participant in prior Plan Years. A Participant's interest in his Employee Credits was and is fully vested and nonforfeitable. Notwithstanding the foregoing provisions of this Section 6.01, no Participant is permitted to make contributions under the Plan after December 31, 1979.

     6.02.  Method of making Participant contributions.   Contributions by
            ------------------------------------------
Participants described in Section 6.01 were to be made at any time and in any manner authorized by the Administrator. Such contributions were to be paid promptly to the Trustee by the Company. The Administrator was to give the Trustee written instructions at the time of each payment to the Trustee (whether the payment was of Participating Employer contributions or Participant contributions or both), specifying the Participants to whose accounts such payment were to be credited and the amounts contributed by the Participating Employer and by each Participant.

     6.03.  Withdrawal of Participant contributions.  Any Participant will be
            ---------------------------------------
entitled to withdraw from his Share of the Trust Fund at any time and from time to time a sum not in excess of the aggregate amount of his contributions under
Section 6.01 (reduced by the amount of prior withdrawals) or the value of his Employee Credits (so reduced) at the date of withdrawal, whichever is less, by giving written notice to the Administrator of his intention so to withdraw. The Administrator will deliver such notice to the Trustee, and upon receipt thereof, the Trustee will, as soon as reasonably practicable, convert to cash such property held

                                      6-1
for the benefit of the Participant as he deems necessary in order to effect the withdrawal requested (but only to the extent such withdrawal is permitted under this Section 6.03) and will distribute the appropriate amount to the Participant. Notwithstanding the foregoing, effective August 19, 1985, no Married Participant shall withdraw any amount from his Share of the Trust Fund without the written, notarized consent of his Spouse.

                                      6-2

Article VII.   Participants' Accounts.
               ----------------------
     7.01.  Individual accounts.
            -------------------
            (a) Establishing accounts.  The Administrator will establish and
                ---------------------
maintain or cause the Trustee to establish and maintain an account for each Participant which will reflect (a) the Participant's own contributions, (b) his share of the Participating Employer contributions and (c) his share of the income, expenses, and gain or loss (realized or unrealized) of the Trust Fund. Such account will show separately the Participant's (i) Employee Credits, (ii) Participating Employer Credits and (iii) the number of his units of participation in the Trust Fund as determined under paragraph (b) below. The Administrator and the Trustee may establish and maintain such other accounts and records as they decide, in their discretion, to be reasonably required in order to discharge their duties under the Plan.

            (b) Units of participation.  Each Participant's Share of the Trust
                ----------------------
Fund will be represented for accounting purposes by units of participation.
Each such unit will be given an initial value by the Administrator. Subsequently, as of each Valuation Date, the Administrator will redetermine the value of a unit by dividing the fair market value of the Trust Fund by the total number of units credited to all Participants' accounts as of such date.

     7.02.  Order of adjustments to accounts.  As of each Valuation Date the
            --------------------------------
Administrator will:
            (a) first, credit individual accounts of Participants with any Participant contributions which are to be credited as of that date in accordance with Section 7.05.
            (b) second, adjust the balances in the individual accounts of Participants to reflect the current value of the assets of the Trust Fund as provided in Section 7.03; and
            (c) third, credit Participating Employer contributions which are to be credited as of such Valuation Date in accordance with Section 7.04.

     7.03.  Adjustment for income, expenses, gain or loss.  In adjusting the
            ---------------------------------------------
individual accounts (other than an account whose balance is held in the Installment Account) under

                                      7-1

Section 7.02(b) to reflect the current value of the assets of the Trust Fund, the Administrator will allocate to such accounts, in proportion to the balances therein immediately prior to such adjustment, an amount equal to the income and expenses of the Trust and of the gain and loss (realized and unrealized) on the assets credited to all such accounts, valued at their fair market value. The balance in each individual account for which amounts are held in the Installment Account will be similarly adjusted to reflect its proper share of the income realized on the assets held in the Installment Account and its proper share of any expenses of the Trust.

     7.04.  Crediting of Participating Employer contributions.  As of the last
            -------------------------------------------------
business day of each Plan Year, each Participating Employer contribution for such Year will be allocated among and credited to the accounts of the Eligible Employees entitled to share in the Participating Employer contribution (as provided in Section 5.02) in proportion to their respective amounts of Basic Earnings for such Plan Year.

     7.05.  Crediting of Participant contributions.  Contributions by
            --------------------------------------
Participants will be credited to their accounts as of the date on which such contributions were made.

     7.06.  Limitations.  Notwithstanding any other provisions of the Plan, a
            -----------
Participant's Annual Addition shall not exceed the limitations of section 415 of the Code which are hereby incorporated by reference. In the event that the limitations of section 415(e) of the Code would otherwise be violated, a Participant's benefits and/or annual additions under plans of the Company or an Affiliated Company will be reduced as necessary in the following order:
(i) the accrued benefit under any defined benefit plan (pro rata with respect to two or more such plans); (ii) unmatched employee contributions under any defined contribution plan: and (iii) matched employee contributions under any defined contribution plan.

     7.07.  Report to Participants.  The Administrator, at least annually, will
            ----------------------
determine each Participant's Share of the Trust Fund, and will furnish a copy of such report to the Participant concerned.

                                      7-2

Article VIII.  Rights to Benefits.
               ------------------

     8.01   Normal retirement.  Upon attainment of the normal retirement age
            -----------------
(65), each Participant will have a fully vested and nonforfeitable interest in his Share of the Trust Fund. Such Participant's Share of the Trust Fund, determined as of the Valuation Date immediately preceding his 65th birthday, plus any amounts thereafter credited to his account attributable to contributions for the Plan Year in which he attains age 65 will be distributed to him as soon as reasonably practicable following his 65th birthday (and in no event later than such Participant's attainment of age 70 1/2 whether or not such Participant retires from the service of his Participating Employer, in accordance with subsections (a) and (b) and Article IX below.
            (a) Normal Form of Payment.  The entire amount credited to a
                ----------------------
Participant's account shall be paid in one of the normal forms as follows, with the benefit in (i) being the actuarial equivalent of the benefit described in
(ii): (i) If a Participant has a Spouse on the date on which the Participant retires, the normal form of payment shall be a Qualified Joint and Survivor Annuity as defined in section 2.41 with the Participant's Surviving Spouse entitled to receive a monthly payment of 50% of the monthly payment received by the Participant; (ii) if a Participant does not have a Spouse on the date on which the Participant retires, the normal form of payment for distributions made on or after January 1, 1985 shall be a life annuity with payments guaranteed for 120 months.
            (b) Election of Optional Form of Payment.  A Participant shall be
                ------------------------------------
entitled to elect irrevocably an optional form of payment to the amount credited to his account in accordance with Article IX. The Participant's election must be filed in writing with the Administrator within the 90-day period prior to the benefit commencement date.

     8.02.  Disability retirement.  A Participant may, with the consent of his
            ---------------------
Participating Employer, retire prior to the attainment of age 65 if, because of a medically determinable physical or mental impairment likely to result in death or to be of long-continued and indefinite duration, he cannot engage in any substantially gainful activity and terminates his employment

                                      8-1
with his Participating Employer. Such retirement is referred to as a disability retirement. In the event of a disability retirement, the Participant will have a fully vested and nonforfeitable interest in, and will be entitled to receive, his Share of the Trust Fund determined as of the Valuation Date immediately preceding the date of such retirement, plus any amounts thereafter credited to his account attributable to contributions for the Plan Year in which he retires. Distribution will be made to him in accordance with Article IX below. Whether or not a Participant is disabled will be determined by the Administrator on the basis of medical evidence satisfactory to the Administrator.

     8.03.  Death Benefit. In the event of the death of a Participant who either
            -------------
is actively employed by a Participating Employer, is disabled or has terminated his employment with a vested interest under the Plan but has not received all of his account to which he is entitled and who is not receiving retirement benefits under the Plan, a benefit shall be paid under this Plan. Such benefit shall be the amount or remaining amount of the Participant's Share of the Trust Fund (determined as of the Valuation Date immediately preceding the date of the Participant's death), plus any amount thereafter credited to his account attributable to contributions for the Plan Year in which his death occurs.
            (a) For Participants dying on or after August 23, 1984, the pre-retirement death benefit described under Section 2.43 and payable under the Plan on account of the death of a married Participant shall be payable to the surviving spouse of such Participant in the form of a single life annuity unless the Participant has made an election not to have the preretirement death benefits paid in such form. Further, if such Participant elects to have such pre-retirement death benefits paid in a form other than a survivor annuity for the life of his surviving spouse which is the actuarial equivalent of the Qualified Pre-retirement Survivor Annuity (as defined in Section 2.43 above) and such Participant's surviving spouse has consented in writing to such Participant's election, such consent acknowledges the effect of such election and is witnessed by a notary public, such benefit shall be paid to the beneficiary


                                      8-2
and in the form elected by the Participant unless such designated beneficiary elects another form of payment by an instrument in writing filed with the Administrator within 60 days after the Participant's death. A spouse's consent to a Member's waiver of the Qualified Preretirement Survivor Annuity (or the actuarial equivalent thereof) once given, shall be irrevocable.
          (b) If such Participant has not elected to waive the Qualified Pre-retirement Survivor Annuity as defined in Section 2.43 above, the surviving spouse may elect another form of payment, approved by the Administrator, by an instrument in writing filed with the Administrator within 60 days after the Participant's death.

              Participants who: (1) had at least one Hour of Service on or after January 1, 1976, but not after August 22, 1984; (2) as of their date of separation (from the service of the Employer) had at least 10 years of credited service under the Plan, and (3) as of August 23, 1984, were alive and whose annuity starting date had not occurred as of August 23, 1984 may elect to be subject to the requirements of the Qualified Pre-retirement Survivor Annuity as set forth above.

              Notwithstanding the foregoing, if the present value of the Qualified Preretirement Survivor Annuity, determined as of the date of distribution, is $3,500 or less, such pre-retirement death benefit may be distributed in a lump sum without the consent of the Participant's surviving spouse.

              Effective August 23, 1984 and beginning on the January 1 coinciding with or preceding the earlier of the Participant's age 35 or separation from service date (for vested amounts allocated to the Participant's account prior to such separation date), married Participants may elect to waive the Qualified Pre-retirement Survivor Annuity until the earlier of the Participant's annuity starting date or death if such Participant's spouse consents in writing to such election, such consent acknowledges the effect of such election and is witnessed by a notary public. Such Spousal consent, once given, shall be irrevocable.

                                      8-3

          (c) For Participants dying prior to August 23, 1984 and for Participants who do not have a surviving Spouse, the entire amount credited to such Participant's account shall be paid in a lump sum to the Participant's designated Beneficiary unless the Participant or the Beneficiary elects another form of payment pursuant to subsection (d) below.
          (d) A Participant may elect another form of payment of the pre-retirement death benefit payable under subsection (c) by a notice in writing filed with the Administrator. Within 30 days after the Participant's death the Beneficiary may, however, elect a different form of payment from that payable under subsection (a), (b) or (c), by a notice in writing filed with the Administrator.
          (e) Effective January 1, 1985 any election of a form of benefit payable by reason of the death of a Participant before such Participant's interest had begun to be distributed to him must result in the distribution of the Participant's entire interest within five years of such Participant's death unless:
              (i) the distribution is made to the Participant's designated beneficiary for such designated beneficiary's life or life expectancy and such distribution to such designated beneficiary begins within one year of the Participant's death;
              (ii) the distribution is made to the Participant's surviving spouse for the surviving spouse's life or life expectancy and such distribution begins on the later of the date the Participant would have attained age 70 1/2 or the date which is one year following the Participant's death; or
              (iii) in the event the Participant's surviving spouse dies before the distribution to such surviving spouse (of the Participant's interest) had begun, the distribution is made to such surviving spouse's designated beneficiary for the life or life expectancy of such designated beneficiary and such distribution begins within one year of the death of the Participant's surviving spouse.

                                      8-4

                              Notwithstanding the foregoing, if the Participant
dies after the distribution (of his interest under the Plan) had begun but before the entire interest was distributed, such distribution (to any beneficiary) must continue to be made at least as rapidly as it was made during the Participant's life.
            (f) Each Participant shall designate his Beneficiary with his application for Participation in the Plan. The designation may be changed from time to time by filing a new designation on a form provided by the Administrator. If two or more beneficiaries are named, the interest of any beneficiary, who does not survive the Participant, shall pass to the surviving beneficiary or beneficiaries in accordance with their respective interests unless otherwise agreed in writing between the Administrator and the Participant. If no designated beneficiary survives the Participant, or if no beneficiary is designated, the interest of the Participant in the Plan shall pass to the estate of the Participant unless otherwise agreed in writing between the Administrator and the Participant.
            (g) Any lump sum payment payable to a Spouse pursuant to this
Section 8.03 shall be eligible for a direct rollover in accordance with Section 9.04.

     8.04.  Other termination of employment.
            -------------------------------
            (a) Participants with 5 or more years of Vesting Service on June 16,
                ----------------------------------------------------------------
1978 and Participant's who ceased to he Eligible Employees on January 1, 1974.
-----------------------------------------------------------------------------
A Participant who either (i) completed 5 or more years of Vesting Service on June 16, 1978 or (ii) ceased to be an Eligible Employee but not an Employee on January 1, 1974, and who has a Severance from Service Date for any reason other than death or normal or disability retirement, will be entitled under this
Section 8.04 to a termination benefit equal to the sum of
                (1) the value of his Employee Credits determined as of the Valuation Date immediately preceding his Severance from Service Date, and

                                      8-5

              (2) a percentage, determined in accordance with the following vesting schedule, of the value of his Participating Employer Credits, which value will be determined as of the Valuation Date immediately preceding his Severance from Service Date:


                                Vesting Schedule
                                ----------------

     Years of Vesting Service completed
      after the end of first Plan Year
      in which he became a Participant     Applicable Nonforfeitable Percentage
     ----------------------------------    ------------------------------------



                   less than 2                               0
                2 but less than 3                           20%
                3 but less than 4                           40%
                4 but less than 5                           60%
                5 but less than 6                           80%
                  6 or more                                100%

               provided, however, the applicable nonforfeitable percentage in the case of a Participant who ceased to be an Eligible Employee but not an Employee on January 1, 1974, is 100 percent.

The distribution described under this paragraph (a) will be made in accordance with Article IX as soon as reasonably practicable following the Participant's Severance from Service Date.
          (b) Other Participants.  A participant other than a Participant
              ------------------
described in paragraph (a) above who has a Severance from Service Date for any reason other than death or normal or disability retirement, will be entitled under this Section 8.04 to a termination benefit equal to the sum of:

              (1) the value of his Employee Credits determined as of the Valuation Date immediately preceding his distribution date, and

              (2) a percentage, determined in accordance with the following vesting schedule, of the value of his Participating Employer Credits, which value will be determined as of the Valuation Date immediately preceding his distribution date:

                                      8-6

                               Vesting Schedule
                               ----------------

       Years of Vesting Service    Applicable Nonforfeitable Percentage
       ------------------------    ------------------------------------



               less than 4                        0
            4 but less than 5                    40%
            5 but less than 6                    50%
            6 but less than 7                    60%
            7 but less than 8                    70%
            8 but less than 9                    80%
            9 but less than 10                   90%
               10 or more                       100%

          provided, however, in no event will a Participant's nonforfeited percentage under this paragraph (b) be less than the nonforfeitable percentage determined as of June 16, 1978 in accordance with the vesting schedule set forth in paragraph (a) above.

          For purposes of this paragraph (b), a Participant's distribution date is the later of (i) his Severance from Service Date or (ii) the date on which he attains age 62, provided, however, that if the value of a Participant's Participating Employer Credits, determined as of the Valuation Date immediately preceding his Severance from Service Date, is less than $1,000, such Participant's distribution date is his Severance from Service Date. The distribution described under this paragraph (b) will be made in accordance with
Article IX as soon as reasonably practicable following the Participant's distribution date.

          Notwithstanding the foregoing provisions of this Section 8.04, the applicable nonforfeitable percentage in the case of a Participant who has a Severance from Service Date for any reason on or after December 31, 1979 is 100 percent, regardless of his years of Vesting Service. In addition, and notwithstanding the foregoing provisions of this Section 8.04, any Employee or former Employee who is a Participant on December 31, 1979 and who is entitled to a termination benefit under this Section 8.04, will receive a distribution of such benefit in accordance with the provisions of Article IX as soon as reasonably practicable following the later of (i) December 31, 1979 or (ii) his Severance from Service Date.

                                      8-7

            (c) If the value of a Participant's account exceeds $3,500 at the time of any distribution, the Participant (and, if applicable, his Spouse) must consent in a written election filed with the Administrator, to any distribution before the Participant's attainment of normal retirement age (65).

     8.05.  Forfeitures.  If a Participant described in Section 8.04 has a
            -----------
Severance from Service Date, any portion of his Participating Employer Credits not payable to him under Section 8.04 will remain credited to his account until such time as he has a One Year Period of Severance, and such portion will then be forfeited by him. Such forfeitures after adjustment pursuant to Section 7.02(b) will be applied to and treated as part of the contribution of his Participating Employer for the Plan Year in which such forfeiture occurs.

     8.06.  Separate account.  If a distribution has been made to a Participant
            ----------------
at a time when he has a nonforfeitable right to less than 100 percent of his Participating Employer Credits, the vesting schedule in Section 8.04(a) or (b), whichever is applicable, will thereafter apply only to his Participating Employer Credits attributable to Participating Employer contributions and forfeitures allocated after such distribution. The Participating Employer Credits in his account immediately after such distribution will be transferred to a separate account which will be maintained for the purpose of determining his interest therein at any later time. At any relevant time his nonforfeitable interest in the portion of his Participating Employer Credits held in such separate account will be equal to P(AB+D)-D, where P is the nonforfeitable percentage at the relevant time determined under Section 8.04(a) or (b), whichever is applicable; AB is the account balance of the separate account at the relevant time; and D is the amount of the distribution. However, if any portion of such separate account is forfeited under Section 8.05, the Participant's interest in the remaining balance in such separate account will thereafter be fully vested and nonforfeitable.


                                      8-8

     8.07.  Treatment of certain Participants.  Notwithstanding any provision
            ---------------------------------
contained herein to the contrary, any Employee or former Employee described in this Section who is a Participant on December 15, 1979 will be treated as follows:
            (a) he will cease to be a Participant as of such date;
            (b) he will be entitled to share in the contribution of his Participating Employer for the 1979 Plan Year based on the amount of his Basic Earnings for 1979 earned on or before December 15, 1979 and received by December 31, 1979, if he satisfies the requirements of Section 5.02 other than the requirement that he be a Participant and an Eligible Employee on the last business day of such Plan Year;
            (c) if he is an Employee on December 15, 1979, his interest in his Share of the Trust Fund will become fully vested and nonforfeitable as of such date, regardless of his years of Vesting Service; and
            (d) distribution of his Share of the Trust Fund, determined as of December 31, 1979, will be made in accordance with Article IX as soon as reasonably practicable following such date. An Employee or former Employee is described in this Section if he is, or at the time he ceased to be an Employee he was, employed by a Participating Employer in any capacity other than as a division sales manager, an associate division sales manager or home office personnel.

                                      8-9

Article IX.  Distribution of Benefits.
             ------------------------

     9.01.  Methods of making distributions.  Whenever any payment is to be made
            -------------------------------
from the Fund to a Participant or to his beneficiary or estate, all or part of the amount payable may be paid in kind or in cash in any one or more of ways listed below as the Administrator may direct the Trustee in writing. The Administrator in his sole discretion shall determine the manner in which payment is to be made, but he shall make such determination in accordance with the following provisions:
            (a) Within a reasonable period, but in no event later than 30 days before nor earlier than 90 days before a married Participant's benefit commencement date, the Administrator shall provide to each married Participant a written explanation of: (i) the terms and conditions of the Participant's normal form of benefit payment; (ii) the Participant's right to make, and the effect of, an election to waive the normal form of benefit payment; (iii) the rights of the Participant's Spouse under Section 9.01 (d); and (iv) the right to make, and the effect of, a revocation of a previous election to waive the normal form of benefit payment.
            (b) A Participant may revoke an election, or change it by written notice to the Administrator at any time until benefits are paid under this Plan by reason of the Participant's retirement, termination, disability or death.
            (c) Subject to Section 9.01(d), a Participant may within the 90-day period prior to the benefit commencement date, elect any of the following optional forms of benefit payment instead of the usual form:
                (i) As a single life annuity, under which equal or substantially equal monthly installments are paid to the Participate during his lifetime, with no further payments to anyone after his death.
                (ii) As an annuity under which equal or substantially equal monthly installments are paid to the Participant during his lifetime, with payment of monthly


                                      9-1
installments guaranteed for a period selected by the Participant. Subject to the limitation in subsection (d), the period may be either 60, 120, 180, 240 or 300 months.
                (iii) As an annuity under which, subject to the limitations in subsection (d), equal or substantially equal monthly installments are paid to the Participant during his lifetime with such payments continuing during the lifetime of a contingent annuitant if the contingent annuitant survives the Participant.
                (iv) As an annuity under which, subject to the limitations in subsection (d), equal or substantially equal monthly installments are paid for the longer of the lifetime of the Participant, the lifetime of a contingent annuitant or a guaranteed period selected by the Participant. The period may be either 60, 120, 180, 240 or 300 months.
                (v) As an annuity under which, subject to the limitations in subsection (d), equal or substantially equal monthly installments are paid to the Participant so long as both the Participant and a contingent annuitant shall live. Upon the death of the first of them to die the amount of each installment shall be reduced to two-thirds of the amount previously paid, and such reduced installments shall be paid to the survivor for his or her lifetime.
                (vi) As an annuity under which, subject to the limitations in subsection (d), equal or substantially equal monthly installments are paid for the longer of the period during which both the Participant and a contingent annuitant shall live or a guaranteed period selected by the Participant. The guaranteed period may be either 60, 120, 180, 240 or 300 months. Upon the later of (A) the death of the first to die of the Participant or the contingent annuitant or (B) the expiration of the guaranteed period, if one of them is then living the amount of each installment shall be reduced to two-thirds of the amount previously paid and such reduced installments shall be paid to the survivor for his or her lifetime.
                (vii) In a lump sum.

                                      9-2

            (d) Effective January 1, 1 985, a married Participant may not elect to waive his normal form of payment described in Section 2.40 if the Participant's annuity starting date had not occurred and the vested portion of the Participant's interest under the Plan is greater than $3,500, unless the Spouse of the Participant desiring to make such election is named as survivor annuitant under another joint and survivor payment form allowed under the Plan which is the actuarial equivalent of the joint and 50% survivor annuity provided under the Plan or consents in writing to such election (on forms satisfactory to the Administrator) and such consent acknowledges the effect of such election and is witnessed by a notary public. Such Spousal consent, once given, shall be irrevocable. Concurrently with such waiver such Participant must elect an optional form of payment from those provided for in (c) above.
            (e) Notwithstanding the consent requirement, if the Participant established to the satisfaction of the Administrator that such written consent may not be obtained because there is no Spouse or the Spouse cannot be located, the election will be deemed effective. Any consent necessary under this provision will not be valid with respect to any other Spouse.

            Effective January 1, 1985, any form of payment elected under the Plan must result in the commencement of the Participant's benefit beginning no later than the April 1 of the year following the year in which the Participant attains age 70 1/2, and extending over a period not extending beyond either the life of such Participant or the lives of such Participant and his designated beneficiary, or the life expectancy of such Participant or the life expectancies of such Participant and his designated beneficiary.

     9.02.  Notice to Trustee.  The Administrator will notify the Trustee
            -----------------
whenever any Participant or Beneficiary is. entitled to receive benefits under
Article VIII. In giving such notice, the Administrator will indicate the form of the benefits and the name of any designated Beneficiary when appropriate. Upon receipt of a written notice from the Administrator certifying that an amount is payable to a Participant or other person from the Trust, the Trustee

                                      9-3
will, as soon as reasonably practicable, distribute such amount (or commence distribution thereof if distribution is to be made in installments) in accordance with the instructions of the Administrator. In no case, however, will the payment of benefits to any Participant commence later than the 60th day after the latest of the following:
            (a) the close of the Plan Year in which occurs the date on which the Participant attains the normal retirement age (65);
            (b) the close of the Plan Year in which occurs the 10th anniversary of the year in which the Participant commenced participation in the Plan (but no later than the close of the Plan Year in which a Participant attains age 70 1/2; or
            (c) the close of the Plan Year in which the Participant ceases to be an Employee.

     9.03.  Distributions in installments.  If a distribution is to be made in
            -----------------------------
installments, the Administrator may direct the Trustee to segregate such benefits in the Installment Account and to make payments from such Account in accordance with the instructions of the Administrator. The Trustee will invest the Installment Account in savings accounts in one or more savings banks or other financial institutions (including the Trustee). The Trustee may keep a reasonable portion of the assets held in the Installment Account uninvested for the purpose of meeting current installment payments.

     9.04.  Direct rollovers.  Effective with respect to distributions made on
            ----------------
or after January 1, 1993, a Participant or Spouse may elect to have all or a portion of any amount payable to him or her from the Plan which is an "eligible rollover distribution" (as defined below) transferred directly to an "eligible retirement plan" (as defined below). Any such election shall be made in accordance with such uniform rules and procedures as the Administrative Committee may prescribe from time to time as to the timing and manner of the election in accordance with Code section 401(a)(31). For purposes of this Section and Section 14(c), "eligible rollover distribution" shall mean any distribution of all or any portion of the balance to


                                      9-4
the credit of the distributes other than: (1) any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributes or the joint lives (or joint life expectancies) of the distributes and the distributee's designated beneficiary; (2) any distribution for a specified period of ten (10) years or more; (3) any distribution to the extent such distribution is required under Code section 401(a)(9); or (4) the portion of any distribution that is not includable in gross income. "Eligible retirement plan" shall mean, with respect to a Participant, an individual retirement account or annuity described in Code section 408(a) or 408(b) ("IRA'); an annuity plan described in Code section 403(a); or a qualified plan described in Code section 401(a), that accepts the distributee's eligible rollover distribution and, with respect to a Spouse, shall mean an IRA.

                                      9-5

Article X.  Funding of the Plan.
            -------------------

     10.01.  Maintenance of the Trust Fund. The Trust Fund will be established
             -----------------------------
and maintained by the Company for the exclusive benefit of all persons entitled to benefits under the Plan, and will be used to pay benefits to such persons, and to pay expenses of administration of the Plan and the Fund to the extent not paid by a Participating Employer. Except as otherwise provided in Sections 1.02 and 7.06, no part of the corpus or income of the Trust will be used for or diverted to purposes other than for the exclusive benefit of each Participant and his Beneficiary.

     10.02.  Investment of Trust Fund.  The Trustee will accept and hold in the
             ------------------------
Trust Fund contributions made under the Plan by or on behalf of Participants. The Trust Fund will be invested by the Trustee in accordance with the provisions of the agreement or agreements creating the Trust and with the provisions of the Plan.

                                     10-1

Article XI.  Amendment and Termination.
             -------------------------

       11.01.  Amendment. The Company reserves the right to amend the Plan in
               ---------
any respect and at any time and from time to time by a written instrument signed by any officer of the Company authorized to sign by vote of the Board of Directors providing for such amendment (any such amendment to take effect retroactively if the Company so provides); provided, however, that the Company will not have power:
               (a) to amend the Plan in such manner as would cause or permit any part of the assets of the Trust to be diverted to purposes other than for the exclusive benefit of each Participant and his Beneficiary; or
               (b) to amend the Plan retroactively in such a manner as would deprive any Participant of any benefit to which he was entitled under the Plan by reason of contributions made by a Participating Employer or the Participant prior to the amendment, unless such amendment is necessary to conform the Plan or Trust to, or satisfy the conditions of, any law, governmental regulation or ruling, or to permit the Plan and the Trust to meet the requirements of sections 401(a) and 501(a) of the Code;

       11.02. Termination.  The Company has established the Plan and the Trust
              -----------
with the bona fide intention and expectation that contributions will be continued indefinitely, but the Company will have no obligation or liability whatsoever to maintain the Plan for any given length of time and may discontinue contributions under the Plan or terminate the Plan as to Participants employed by a Participating Employer at any time by written notice delivered to the Trustee without any liability whatsoever for any such discontinuance or termination. The Plan will be deemed terminated (a) if and when the Company is judicially declared bankrupt, (b) if and when the Company is a party to a merger in which it is not the surviving corporation or sells all or substantially all of its assets, unless the surviving corporation or the purchaser adopts the Plan by an instrument in writing delivered to the Trustee within 60 days after the merger or sale, or (c) upon dissolution of the Company.

                                     11-1

     11.03.  Distributions upon termination of the Plan.  Upon termination or
             ------------------------------------------
partial termination of the Plan or complete discontinuance of contributions thereunder as to Participants employed by any Participating Employer, each affected Participant will have a fully vested and nonforfeitable interest in his Share of the Trust Fund. In the event of the termination of the Plan, the Trustee will make distributions to such Participants or other persons entitled to distributions in accordance with the instructions of the Administrator or, in the absence of such instructions, as the Trustee in its discretion deems advisable. Such distributions will be made in such manner as the Administrator directs pursuant to Article IX or, in the absence of such instructions, as the Trustee in its discretion deems advisable.

     11.04. Merger or consolidation of Plan: transfer of Plan assets. In case of
            --------------------------------------------------------
any merger or consolidation of the Plan with. or transfer of assets and liabilities of the Plan to, any other plan, provision must be made so that each Participant would, if the Plan then terminated, receive a benefit immediately after the merger, consolidation or transfer which is equal to or greater than the benefit he would have been entitled to receive immediately before the merger, consolidation or transfer if the Plan had then terminated.

                                     11-2

Article XII.  Miscellaneous.
              -------------

        12.01.  Limitation of rights.  Neither the establishment of the Plan and
                --------------------
the Trust, nor any amendment thereof, nor the creation of any fund or account, nor the payment of any benefits, will be construed as giving to any Participant or other person any legal or equitable right against any Participating Employer, the Administrator or the Trustee, except as provided herein, and in no event will the terms of employment or service of any Participant be modified or in any way be affected hereby. It is a condition of the Plan, and each Participant expressly agrees by his participation herein, that each Participant will look solely to the assets held in the Trust for the payment of any benefit to which he is entitled under the Plan.

        12.02.  Nonalienability of benefits. The benefits provided hereunder
                ---------------------------
will not be subject to alienation, assignment, garnishment, attachment, execution or levy of any kind, and any attempt to cause such benefits to be so subjected will not be recognized, except to such extent as may be required by a
                                                                              -
Qualified Domestic Relations Order as defined in Section 2.42.
-------------------------------------------------------------

        12.03.  Governing law.  The Plan will be construed, administered and
                -------------
enforced according to the laws of the Commonwealth of Massachusetts.

        IN WITNESS WHEREOF, said Company has caused this Plan to be executed in its behalf by its officers thereunto duly authorized as of January 1, 1989.



                              WADDELL & REED, INC.


                              By /s/ WILLIAM HOWEY
                                -----------------------------------



                                     12-1

                                  APPENDIX A

                             TOP-HEAVY PROVISIONS
                              --------------------

    A. As used in this Appendix A, each of the following terms shall have the meanings for that term set forth below:
         (a) Defined Benefit Plan means a plan of the type defined in Code (S)
             --------------------
414(i) maintained by the Company or an Affiliate, as applicable.
         (b) Defined Contribution Plan means a plan of the type defined in Code
             -------------------------
(S) 414(i) maintained by the Company or an Affiliate, as applicable.
         (c) Determination Date means, for any Plan Year subsequent to the first
             ------------------
Plan Year, the last day of the preceding Plan Year. For the first Plan Year of the Plan, Determination Date means the last day of that year.
         (d) Determination Period means the Plan Year containing the
             --------------------
Determination Date and the four preceding Plan Years.
         (e) Key Employee means any Employee or former Employee (and the
             ------------
Beneficiaries of such Employee) who at any time during the Determination Period was:
             (i) an officer of an Employer having Limitation Compensation greater than 50% of the dollar limitation under Code (S) 415(b)(1)(A) for any Plan Year within the Determination Period,
             (ii)  an owner (or individual considered an owner under Code (S)
    318) of one of the ton largest interests in an Employer if such individual's Limitation Compensation exceeds 100% of the dollar limitation in effect under Code (S) 415(c)(1)(A),
             (iii) a "5-percent owner" (as defined in Code (S) 416(i)) of an Employer, or

             (iv) a "1-percent owner" (as defined in Code (S) 416(i)) of an Employer who has Limitation Compensation of more than $150,000.
         (f) Limitation Compensation means, for an Employee, the Employee's
             -----------------------
earned income, wages, salaries, fees for professional services and other amounts received for personal services actually rendered in the course of Employment (including, but not limited to, commissions paid salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips and bonuses); amounts described in Code (S)(S) 104(a)(3), 105(a) and 105(h) to the extent includable in the Employee's gross income; amounts described in Code (S) 105(d) whether or not excludable from the Employee's gross income; reimbursed non-deductible moving expenses; the value of nonqualified stock options to the extent includable in the Employee's gross income in the year of grant; the amount includable in the Employee's gross income pursuant to an election under Code (S) 83(b); distributions from an unfunded, non-qualified plan of deferred compensation; and excluding the following:
             (i) contributions to a plan of deferred compensation which are not includable in the Employee's gross income for the taxable year in which contributed. or contributions under a "simplified employee pension" (within the meaning of Code (S) 408(k)) to the extent such contributions are deductible by the Employee, or any distributions from a plan of deferred compensation (other than an unfunded nonqualified plan);
             (ii) amounts realized from the exercise of a non-qualified stock option, or when restricted stock (or other property) held by the Employee either becomes freely "transferable" or is no longer subject to a "substantial risk of forfeiture" (both quoted terms within the meaning of Code (S) 83(a));
             (iii) amounts realized from the sale. exchange or other disposition of stock acquired under a qualified stock option; and

             (iv) other amounts which received special tax benefits, or contributions made (whether or not under a salary reduction agreement) towards the purchase of an annuity described in Code (S) 403(b) (whether or not the amounts are actually excludable from the gross income of the Employee).
         (g) Non-Key Employee means any Employee who is not a Key Employee.
             ----------------
         (h) Permissive Aggregation Group means the Required Aggregation Group
             ----------------------------
of plans plus any other plan or plans of the Company or an Affiliate which, when considered as a group with the Required Aggregation Group, would continue to satisfy the requirements of Code (S)(S) 401(a)(4) and 410.
         (i) Required Aggregation Group means (i) each Qualified Plan of an
             --------------------------
Employer in which at least one Key Employee participates, and (ii) any other Qualified Plan of an Employer which enables a plan described in (i) to meet the requirements of Code (S)(S) 401(a)(4) and 410.
         (j) Super Top-Heavy Plan means, for any Plan Year beginning after
             --------------------
December 31, 1983, the Plan if any Top-Heavy Ratio as determined under the definition of Top-Heavy Plan exceeds 90%.
         (k) Top-Heavy Plan means, for any Plan Year beginning after December
             --------------
31, 1983, the Plan if any of the following conditions exists:
             (i) If the Top-Heavy Ratio for the Plan exceeds sixty percent and the Plan is not part of, any Required Aggregation Group or Permissive Aggregation Group of plans.
             (ii) If the Plan is a part of a Required Aggregation Group of plans but not part of a Permissive Aggregation Group, and the Top-Heavy Ratio for the Required Aggregation Group of plans exceeds sixty percent.

              (iii) If the Plan is a part of a Required Aggregation Group and part of a Permissive Aggregation Group of plans and the Top-Heavy Ratio for the Permissive Aggregation Group exceeds sixty percent.

         (l)  Top-Heavy Ratio means,
              ---------------

              (i) If the Company or an Affiliate maintains one or more Defined Benefit Plans and the Company or an Affiliate has never maintained any Defined Contribution Plan (including any "simplified employee pension" within the meaning of Code (S) 408(k)) which during the five-year period ending on the Determination Date has or has had account balances, the Top-Heavy Ratio for the Plan alone or for the Required or Permissive Aggregation Group, as appropriate, is a fraction, the numerator of which is the sum of the present values of accrued benefits under the aggregated Defined Benefit Plans of all Key Employees as of the respective Determination Date for each plan (including any part of any accrued benefit distributed in the five-year period ending on the Determination Date), and the denominator of which is the sum of the present values of all accrued benefits under the aggregated Defined Benefit Plans as of the respective Determination Date for each plan (including any part of any accrued benefit distributed in the five-year period ending on the Determination Date) determined in accordance with Code
    (S) 416.
              (ii) If the Company or an Affiliate maintains one or more Defined Benefit Plans and the Company or an Affiliate maintains or has maintained one or more Defined Contribution Plans (including any "simplified employee pension" within the meaning of Code (S) 408(k)) which during the five-year period ending on the Determination Date has or has had any account balances, the Top-Heavy Ratio for any Required or Permissive Aggregation Group, as appropriate, is a fraction, the numerator of which is the sum of the present value of accrued benefits under the aggregated Defined Benefit Plans for all Key Employees, determined in accordance with (i) above, plus the sum of account balances under the aggregated Defined Contribution Plans for all Key Employees as of the respective Determination Date for each plan, and the denominator of which is the sum of the present value of all accrued benefits under the aggregated Defined Benefit Plans, determined in accordance with (i) above, plus the sum of all account balances under the aggregated Defined Contribution Plans for all Members as of the respective Determination Date for each plan, all determined in accordance with Code (S)
    416. The account balances under a Defined Contribution Plan in both the numerator and denominator of the Top-Heavy Ratio are adjusted for any distribution of any account balance made in the five-year period ending on the Determination Date.
              (iii) For purposes of (i) and (ii) above, the value of account balances and the present value of accrued benefits will be determined as of the most recent Valuation Date that falls within or ends with the 12-month period ending on the Determination Date, except as provided in Code (S) 416 for the first and second plan year of a Defined Benefit Plan. The account balances and accrued benefits of a Member (A) who is a Non-Key Employee but who was a Key Employee in a prior year, or (B) who has not been credited with at least one Hour of Service with any Employer at any time during the five-year period ending on the Determination Date will be disregarded. The calculation of the Top-Heavy Ratio, and the extent to which distributions, rollovers, and transfers are taken into account will be made in accordance with Code (S) 416. Deductible employee contributions will not be taken into account for purposes of computing the Top-Heavy Ratio. When aggregating plans, the value of account balances and accrued benefits will be calculated with reference to the respective Determination Dates for the aggregated plans that fall within the same calendar year.
              (iv) Solely for the purpose of determining if the Plan, or any other plan included in a Required Aggregation Group of which this Plan is a part, is Top-Heavy

    (within the meaning of Code (S) 416(g)) such determination shall be made under (A) the method, if any, that uniformly applies for accrual purposes under all plans maintained by the Employer, or (B) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional accrual rate of Code (S) 411(b)(1)(C).
         (m) Valuation Date means, the date as of which account balances, or
             --------------
accrued benefits are valued for purposes of calculating the Top-Heavy Ratio.

    B. If the Plan is determined to be a Top-Heavy Plan or a Super Top-Heavy Plan as of any Determination Date, then it shall be subject to the rules set forth in this Appendix A, beginning with the first Plan Year commencing after such Determination Date.

    C. For each Plan Year beginning before January 1, 1989 in which the Plan is a Top-Heavy Plan or Super Top-Heavy Plan, Compensation for the purpose of this Plan shall be limited to the first $200,000 (or such larger amount as may be prescribed for the Plan Year involved pursuant to Code (S) 416(d)(2)) of the amount that would otherwise have been Compensation.

     D. (a) Except as provided in subparagraph (b) below and except if any other Defined Contribution Plan or Defined Benefit Plan provides such minimum benefit to the Member, for any Plan Year in which the Plan is a Top-Heavy Plan, Employer contributions and forfeitures allocated to the account of any Member who is not a Key Employee, whether or not such Member has completed 1,000 Hours of Service in that Plan Year and whether or not such Member has elected to participate in the Plan, in respect of that Plan Year shall not be less than the smaller of:
              (i)   three percent of such Member's Limitation Compensation, or
              (ii) the largest percentage of Employer contributions and forfeitures, as a percentage of the Key Employee's Limitation Compensation, allocated in the aggregate to the account of any Key Employee for that year.

         (b) The provision in (a) above shall not apply to any Member who was not employed by the Employer or an Affiliate on the fast day of the Plan Year.

    E. If the Plan is a Top-Heavy Plan for any Plan Year, then the maximum benefit which can be provided under Code (S) 415 shall be determined by substituting "1.00" for "1.25" in Code (S) 415(e)(2)(B) and (3)(8), unless the Plan meets the requirements of Code (S) 416(h)(2)(B) and the Administrator increases the minimum rate of benefit accrual provided in Section D by one percent.

    F. Beginning with the Plan Year in which this Plan is Top-Heavy, the following vesting schedule will apply:

    Completed Years of          Vested
     Vesting Service          Percentage
    -----------------         ----------

            2                     20%
            3                     40%
            4                     60%
            5                     100%


    G. In the event that any provision of this Appendix A is no longer required to qualify the Plan under the Code, then such provision shall thereupon be void without the necessity of further amendment of the Plan.